Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 6 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 6, dated as of December 27, 2013 (this “Amendment No. 6”), to that certain Credit Agreement referred to below is entered into by and among Dynamics Research Corporation, a Massachusetts corporation (the “Borrower”), the Guarantors, each Lender party hereto, and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer.

STATEMENT OF PURPOSE

The Borrower is a party to that certain Credit Agreement, dated as of June 30, 2011, by and among the Borrower, each financial institution party thereto as a lender (collectively, the “Lenders” and, each individually, a “Lender”) and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer (as amended by that certain Amendment No. 1 to Credit Agreement, dated September 16, 2011, that certain Amendment No. 2 to Credit Agreement, dated June 29, 2012, that certain Amendment No. 3 to Credit Agreement, dated August 8, 2012, that certain Amendment No. 4 to Credit Agreement, dated December 31, 2012, that certain Amendment No. 5 to Credit Agreement, dated April 26, 2013, and as otherwise further amended, restated, supplemented or modified prior to the date hereof, the “Credit Agreement”).

The Borrower now requests that the Credit Agreement be amended in order to grant certain accommodations to and for the benefit of the Borrower, all as more particularly described herein.

Subject to the terms and conditions of this Amendment No. 6, the Administrative Agent and the Lenders party hereto have agreed to grant such requests of the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Capitalized Terms. All capitalized undefined terms used in this Amendment No. 6 (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement. This Amendment No. 6 shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Amendment. The parties hereto hereby agree that as of the Amendment No. 6 Effective Date (as defined below) the definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) deleting the word “and” at the end of clause (vi) of subsection (a) thereof;

(b) inserting “, and” at the end of clause (vii) of subsection (a) thereof;

(c) inserting the following new clause (viii) at the end of subsection (a) thereof:

“(viii) solely for purposes of determining compliance by the Borrower and its Subsidiaries with the covenants in Section 7.11 and not for any other purpose under this Agreement (including, without limitation, any determination of the Applicable Rate or

Excess Cash Flow, any pro forma compliance with Section 7.11 set forth in the definition of Permitted Acquisition or in determining the availability of any baskets hereunder and any other determination of the Consolidated Senior Leverage Ratio, Consolidated Total Leverage Ratio or Consolidated Fixed Charge Coverage Ratio under this Agreement or any other Loan Document), the non-recurring expenses incurred during the fiscal quarters ending June 30, 2013, September 30, 2013 and December 31, 2013 in the aggregate amount of not more than $1,600,000 and attributable to certain professional services and other fees, charges and other amounts incurred in connection with strategic initiatives of the Borrower, as determined in good faith by the Borrower and set forth in reasonable detail (with itemizations for such amounts) in a certificate delivered to the Administrative Agent and the Lenders and executed by the chief financial officer of the Borrower (it being acknowledged and agreed that the amounts provided for in this subclause (viii) shall not be included in determining Consolidated EBITDA for any period ending after September 30, 2014)”.

SECTION 3. Conditions Precedent to Effectiveness.

(a) This Amendment No. 6 shall be effective upon the satisfaction of each of the following conditions (such date, the “Amendment No. 6 Effective Date”):

(i) Executed Amendment. The Administrative Agent shall have received counterparts of this Amendment No. 6 executed by the Borrower, the Guarantors, the Administrative Agent and the requisite Lenders.

(ii) Amendment to Subordinated Note Agreement. Contemporaneously with the effectiveness of this Amendment No. 6, the Borrower and the Subordinated Noteholders shall have entered into an amendment to the Subordinated Note Agreement on terms substantially similar to those of this Amendment No. 6 in form and substance satisfactory to the Administrative Agent (the “Subordinated Note Amendment”).

(iii) Amendment Fee. The Borrower shall have paid to the Administrative Agent (or its applicable affiliates), for the account of each Lender that executes and delivers this Amendment No. 6 to the Administrative Agent (or its counsel) on or prior to 12:00 p.m. (Eastern time) on December 27, 2013, a consent fee in an aggregate amount equal to 0.10% times the sum of (i) the Revolving Commitments (determined as of the date hereof immediately prior to the satisfaction of the conditions to effectiveness of this Amendment No. 6) of all such Lenders plus (ii) the aggregate outstanding principal amount of the Term Loans (determined as of the date hereof immediately prior to the satisfaction of the conditions to effectiveness of this Amendment No. 6) of all such Lenders.

(iv) Certificate. Pursuant to subsection (a)(vii) of the definition of Consolidated EBITDA as amended hereby, the Administrative Agent shall have received a certificate, in form and substance satisfactory to the Administrative Agent, setting forth in reasonable detail the non-recurring expenses referred to therein.

(v) Payment of Fees and Expenses. The Borrower shall have paid all out-of-pocket expenses incurred by the Administrative Agent (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) with respect to this Amendment No. 6.

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(vi) Other Closing Documents. The Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment No. 6.

(b) For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment No. 6 shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

SECTION 4. Effect of the Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment No. 6 shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

SECTION 5. Representations and Warranties. By its execution hereof, each Loan Party hereby represents and warrants as follows:

(a) such Loan Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment No. 6 and each other document executed in connection herewith to which it is a party in accordance with their respective terms;

(b) this Amendment No. 6 and each other document executed in connection herewith have been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies;

(c) each representation and warranty contained in the Credit Agreement and the other Loan Documents is true, correct and complete in all material respects as of the date hereof as if fully set forth herein, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true, correct and complete in all material respects as of such earlier date; provided that any representation or warranty that is qualified by materiality or by reference to Material Adverse Effect shall be true, correct and complete in all respects as of the applicable date;

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(d) no Default has occurred and is continuing as of the date hereof or would result after giving effect to the transactions contemplated by this Amendment No. 6; and

(e) no Loan Party has paid or agreed to pay any fees or other consideration to any Subordinated Noteholder in connection with the Subordinated Note Amendment other than as set forth in the Subordinated Note Amendment.

SECTION 6. Reaffirmation, Ratification and Acknowledgment. Each Loan Party (a) agrees that the transactions contemplated by this Amendment No. 6 shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Collateral Agreement, the Guaranty, the Subordination Agreement and each other Loan Document to which it is a party, (b) confirms and reaffirms its obligations under the Collateral Agreement, the Guaranty, the Subordination Agreement and each other Loan Document to which it is a party and (c) agrees that the Collateral Agreement, the Guaranty, the Subordination Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

SECTION 7. Miscellaneous.

(a) Counterparts. This Amendment No. 6 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

(b) Governing Law. This Amendment No. 6, unless otherwise expressly set forth herein, shall be governed by, construed and enforced in accordance with the laws of the State of New York, without reference to the conflicts or choice of law principles thereof.

(c) Electronic Transmission. A facsimile, telecopy or other reproduction of this Amendment No. 6 may be executed by one or more parties hereto, and an executed copy of this Amendment No. 6 may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment No. 6 as well as any facsimile, telecopy or other reproduction hereof.

(d) Entire Agreement. This Amendment No. 6 is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

(e) Successors and Assigns. This Amendment No. 6 shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and assigns.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER: DYNAMICS RESEARCH CORPORATION, as Borrower

By:	/s/ David Keleher
Name: David Keleher
Title: Senior Vice President and Chief Financial Officer

Amendment No. 6

to

Dynamics Research Corporation Credit Agreement

GUARANTORS: DRC INTERNATIONAL CORPORATION

By:	/s/ David Keleher
Name: David Keleher
Title: Senior Vice President and Chief Financial Officer

H.J. FORD ASSOCIATES, INC.

By:	/s/ David Keleher
Name: David Keleher
Title: Treasurer and Chief Financial Officer

KADIX SYSTEMS, LLC

By:	/s/ David Keleher
Name: David Keleher
Title: Treasurer and Chief Financial Officer

HIGH PERFORMANCE TECHNOLOGIES, INC.

By:	/s/ David Keleher
Name: David Keleher
Title: Treasurer and Chief Financial Officer

Amendment No. 6

to

Dynamics Research Corporation Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

Amendment No. 6

to

Dynamics Research Corporation Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Christopher P. Busconi
Name: Christopher P. Busconi
Title: Senior Vice President

Amendment No. 6

to

Dynamics Research Corporation Credit Agreement

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Liam Golightley
Name: Liam Golightley
Title: Assistant Vice President

Amendment No. 6

to

Dynamics Research Corporation Credit Agreement

BROWN BROTHERS HARRIMAN & CO., as a Lender

By:	/s/ Jed Hall
Name: Jed Hall
Title: Managing Director

Amendment No. 6

to

Dynamics Research Corporation Credit Agreement

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:	/s/ Leslie Grizzard
Name: Leslie Grizzard
Title: Senior Vice President

Amendment No. 6

to

Dynamics Research Corporation Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Douglas T. Brown
Name: Douglas T. Brown
Title: Senior Vice President

Amendment No. 6

to

Dynamics Research Corporation Credit Agreement

SUNTRUST BANK, as a Lender

By:	/s/ William W. Palmer
Name: William W. Palmer
Title: Senior Vice President

Amendment No. 6

to

Dynamics Research Corporation Credit Agreement

ARES CREDIT STRATEGIES FUND II, L.P., as a Lender

By:	ARES CSF OPERATING MANAGER II LLC, its Manager

	By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

Amendment No. 6

to

Dynamics Research Corporation Credit Agreement

ARES CREDIT STRATEGIES FUND III, L.P., as a Lender

By:	ARES CSF III INVESTMENT MANAGEMENT LLC, its Manager

	By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

Amendment No. 6

to

Dynamics Research Corporation Credit Agreement